                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                     DATE OF REPORT: NOVEMBER 6, 1998



                              CD WAREHOUSE, INC.
                              ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                   DELAWARE
                                   --------
                (STATE OR OTHER JURISDICTION OF INCORPORATION)



        333-15139                                       73-1504999
        ---------                                       ----------
 (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER IDENTIFICATION NO.)



 1204 SOVEREIGN ROW, OKLAHOMA CITY, OK                             73108
 -------------------------------------                             -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                                (405) 949-2422
                                --------------
                 (REGISTRANT'S TELEPHONE, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.


  During October 1998 and through November 6, 1998, Compact Discs Management, Inc., ("CD Management"), a subsidiary of the Registrant, made purchases of 93 partnership and limited liability company units from the owners of such units, paying an aggregate cash purchase price of $1,737,867. The units acquired represented the equity interests of the sellers in three entities which own and operate 16 CD Warehouse franchised stores in the states of Arkansas, Kansas, Louisiana, Missouri, Nebraska, Oklahoma and Texas. As a result of these individual purchases, CD Management will own 100% of these 16 stores.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits. The following exhibit is filed with this Report:

     99.1 Press Release dated November 11, 1998.

                                       2
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                                   SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CD WAREHOUSE, INC.
                                           (Registrant)



Date:   November 11, 1998               BY: /s/ Jerry W. Grizzle
                                           -----------------------------------
                                           Jerry W. Grizzle,
                                           President and Chief Executive Officer

                                       3
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                               INDEX TO EXHIBITS



                                                                  Appears at
                                                                 Sequentially
Exhibit                                                            Numbered
Number        Description                                            Page

99.1          Press Release dated November 11, 1998.                  5

                                       4